Redacted ID	Final Current Event Level	Current Exceptions	Collection Comments
1429738193	1
It appears that the loan will perform.  The loan is due for 05/XX/2014; most recent payment was received on 04/14/2014.  Reason for default is cited as excessive obligations.  The borrower was able to cure the delinquency without assistance.

1429738192	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 03/XX/2014; the last payment received was 02/28/2014. Reason for delinquency is curtailment of income. The loan was in foreclosure; the foreclosure was stopped due to a modification. The loan was approved by investor for a modification according to comments on 08/XX/2012. The executed mod docs were received 08/XX/2012. The account re-defaulted on 06/XX/2013. Comments do not indicate any active loss mitigation efforts due to lack of contact with the homeowner. There was a previous chapter 13 bankruptcy filed 04/XX/2012 under case number XXX. Skip trace efforts have been unsuccessful.

1429738190	1
It appears the loan will perform.  The loan is next due for 02/XX/2014; last payment received 01/16/2014.  The reason for delinquency is unknown.  A loan modification was completed on 08/XX/2013; 3% rate, 5/1 ARM with terms extended to 360 months and the first payment due 09/XX/2013.  The borrower was on repayment plan prior to the loan modification.